UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2005

PRUDENTIAL-BACHE/WATSON

& TAYLOR, LTD.-2

(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation or Organization)	0-13518 (Commission File Number)	75-1933081 (I.R.S. Employer Identification No.)

One New York Plaza, 13th Floor New York, N.Y. (Address of Principal Executive Offices)	10292 (Zip Code)

(212) 778-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the close of business on May 6, 2005, Brian J. Martin resigned from his positions as Chairman of the Board of Directors, President and Chief Executive Officer of Prudential-Bache Properties, Inc., the managing general partner of Prudential-Bache/Watson & Taylor, Ltd.-2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-2

(Registrant)

Date: May 09, 2005	By:	Prudential-Bache Properties, Inc., a Delaware Corporation, managing general partner

		By:	/s/ William C. Yip
William C. Yip Chief Financial Officer and Vice President